MML SERIES INVESTMENT FUND II

Supplement dated January 13, 2012 to the

Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information pertains to the MML Enhanced Index Core Equity Fund:

Shareholders of the MML Enhanced Index Core Equity Fund (the “Fund”) have approved a plan of liquidation for the MML Series Investment Fund II, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund. More information about the liquidation will be provided to variable annuity contract owners and variable life insurance policy owners in a supplement to their variable annuity contract or variable life insurance policy prospectus.

The following information replaces similar information for Baring International Investment Limited found on page 64 in the section titled Subadvisers and Portfolio Managers:

Baring International Investment Limited (“Baring”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the MML Strategic Emerging Markets Fund and MML China Fund. In addition, Baring Asset Management (Asia) Limited (“Baring Asia”), serves as sub-subadviser to the MML China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. Baring is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management LLC, the “BAM Group”). As of December 31, 2010, the BAM Group managed approximately US$50.8 billion on behalf of clients located around the world.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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MML SERIES INVESTMENT FUND II

MML Enhanced Index Core Equity Fund

Supplement dated January 13, 2012 to the

Summary Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Shareholders of the MML Enhanced Index Core Equity Fund (the “Fund”) have approved a plan of liquidation for the MML Series Investment Fund II, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund. More information about the liquidation will be provided to variable annuity contract owners and variable life insurance policy owners in a supplement to their variable annuity contract or variable life insurance policy prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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